CERTIFICATION

PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Umamaheswaran Balasubramaniam, Chief Executive Officer of 3POWER ENERGY CORP. (the Company”) hereby certify, that, to my knowledge:

1.	The Amendment No. 1 on Form 10-K/A for the year ending March 31, 2012 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of 3POWER ENERGY CORP.

Date: July 19, 2012

3POWER ENERGY CORP.

By:	/s/ Umamaheswaran Balasubramaniam
Umamaheswaran Balasubramaniam
Chief Executive Officer